Quarterly Operating Results (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Operating Results [Abstract]
Quarterly Operating Results (Unaudited)
N.	Quarterly Operating Results (Unaudited)

The operations of certain AFG business segments are seasonal in nature. While insurance premiums are recognized on a relatively level basis, claim losses related to adverse weather (snow, hail, hurricanes, tornadoes, etc.) may be seasonal. The profitability of AFG’s crop insurance business is primarily recognized during the second half of the year as crop prices and yields are determined. Quarterly results necessarily rely heavily on estimates. These estimates and certain other factors, such as the discretionary sales of assets, cause the quarterly results not to be necessarily indicative of results for longer periods of time.

The following are quarterly results of consolidated operations for the two years ended December 31, 2011 (in millions, except per share amounts). Quarterly earnings per share do not add to year-to-date amounts due to changes in shares outstanding.

	1st	2nd	3rd	4th	Total
	Quarter	Quarter	Quarter	Quarter	Year
2011
Revenues	$1,039	$1,093	$1,335	$1,283	$4,750
Net earnings, including noncontrolling interests	54	30	108	127	319
Net earnings attributable to shareholders	88	48	97	109	342

Earnings attributable to shareholders per common share:
Basic	$.84	$.47	$.97	$1.11	$3.37
Diluted	.83	.46	.95	1.09	3.32

Average number of Common Shares:
Basic	104.6	102.7	99.7	98.2	101.3
Diluted	106.2	104.4	101.3	99.8	102.9

2010
Revenues	$1,034	$1,052	$1,255	$1,156	$4,497
Net earnings, including noncontrolling interests	86	95	136	109	426
Net earnings attributable to shareholders	104	103	143	132	482

Earnings attributable to shareholders per common share:
Basic	$.93	$.93	$1.32	$1.24	$4.41
Diluted	.92	.92	1.30	1.22	4.36

Average number of Common Shares:
Basic	112.0	110.2	108.2	106.7	109.2
Diluted	113.1	111.8	109.5	108.1	110.5

Pretax realized gains on securities (including other-than-temporary impairments) and favorable (unfavorable) prior year development of AFG’s liability for losses and loss adjustment expenses (“LAE”) were as follows (in millions):

	1st	2nd	3rd	4th	Total
	Quarter	Quarter	Quarter	Quarter	Year
Realized Gains on Securities
2011	$—	$19	$8	$49	$76
2010	4	11	57	29	101

Prior Year Development Favorable (Unfavorable)
2011	$21	$(13)	$34	$27	$69
2010	39	57	14	48	158

Unfavorable prior year development (in the table above) for the second quarter of 2011 includes pretax special charges of $50 million to strengthen property and casualty insurance reserves for asbestos and environmental exposures. Results for the second quarter of 2011 also include pretax special charges of $9 million to strengthen reserves for asbestos and environmental exposures related to AFG’s railroad and manufacturing operations, pretax catastrophe losses of $23 million primarily from tornadoes and pretax realized gains of $33 million from the sales of a portion of AFG’s investment in Verisk Analytics, Inc. (“Verisk”). The 2011 fourth quarter includes a $34 million special charge for a valuation allowance against deferred tax assets and $40 million of pretax realized gains on sales of Verisk.

Results for 2010 include pretax catastrophe losses of $34 million in the second quarter, primarily from hailstorms in Oklahoma. Results for the third quarter of 2010 include a pretax gain of $26 million from the sale of Verisk and $39 million in adverse reserve development related to Marketform, primarily its run-off Italian public hospital medical malpractice business.